SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  May 15, 2003
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                                 Date of Report
                        (Date of earliest event reported)



                    ADVANCED DIGITAL INFORMATION CORPORATION
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             (Exact name of registrant as specified in its charter)

                Washington                  0-21103                 91-1618616
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       (State or other jurisdiction    (Commission File No.)      (IRS Employer
            of incorporation)                                Identification No.)

           11431 Willows Road NE, PO Box 97057, Redmond, WA 98073-9757
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               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 881-8004
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             (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)





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Item 7.              Financial Statements and Exhibits

           (c)       Exhibits

           99.1 Press release issued by Advanced Digital Information Corporation, dated May 15, 2003

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

           The information included in this section is intended to be furnished under "Item 12. Results of Operations and Financial Condition" and is furnished under this Item 9 in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

           On May 15, 2003, Advanced Digital Information Corporation issued a press release announcing financial results relating to its second fiscal quarter, ended April 30, 2003. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  May 15, 2003

                           Advanced Digital Information Corporation

                           By: Jon Gacek
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                               Jon Gacek
                               Senior Vice President and Chief Financial Officer


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